SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 8, 2001

Date of Report

GOLDEN WEST FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-4629	95-2080059

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Harrison Street Oakland, California	94612

(Address of principal executive offices)	(Zip Code)

(510) 446-3420

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Senior Debt Indenture dated August 8, 2001
5-1/2% Senior Note due August 8, 2006

Item 7. Financial Statements and Exhibits.

     The following documents are being filed in connection with, and is incorporated by reference in, the Registrant’s Registration Statement Number 333-41278 on Form S-3 registering $1,000,000,000 of debt securities, which was filed with the Securities and Exchange Commission on July 12, 2000 and declared effective on July 21, 2000.

Exhibit No.	Description

4.7	Senior Debt Indenture dated as of August 8, 2001 between Golden West Financial Corporation and Bankers Trust Company, as trustee

4.8	5 1/2% Senior Note due August 8, 2006

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN WEST FINANCIAL CORPORATION (Registrant)

Date: August 8, 2001	By:	/s/ Michael Roster
Name: Michael Roster Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.7	Senior Debt Indenture dated as of August 8, 2001 between Golden West Financial Corporation and Bankers Trust Company, as trustee

4.8	5 1/2% Senior Note due August 8, 2006

4